UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 2 –

ITEM 2.01   COMPLETION OF DISPOSITION OF ASSETS

Effective March 31, 2019, the Registrant completed the previously announced sale of its Cooking Solutions Group to Middleby Marshall, Inc. (“Middleby Marshall”), a wholly owned subsidiary of The Middleby Corporation (“Middleby”).  Pursuant to the Stock Purchase Agreement dated February 27, 2019 by and among the Registrant, Middleby Marshall and Middleby (the “SPA”), the registrant has sold to Middleby Marshall all of the capital stock of its Cooking Solutions Group, Inc. subsidiary (“CSG”).  CSG in turn owns and operates the assets of the Registrant’s previous cooking solutions business either directly or through the following subsidiaries (collectively, the “CSG Group”):  Associated American Industries, LLC; American Permanent Ware Company, LLC; Bakers Pride Oven Company, LLC; BKI Worldwide, Inc.; Standex de Mexico S.A. de C.V.; and Ultrafryer Systems, LLC.  Under the SPA, Middleby Marshall has paid a purchase price to the Registrant of $105 million on a cash free debt free basis.  The terms of the SPA provide for an adjustment in purchase price to account for any cash left in the CSG Group and to the extent that Closing Working Capital (as defined in the SPA) of the CSG Group is greater than or less than a range specified in the SPA.  The SPA contains representations and warranties, and indemnification for breach thereof, customary for transactions of this nature as well as indemnification by the Registrant with respect to certain pre-close related matters.  Under the SPA, the Registrant’s liability for breach of most representations and warranties is limited to $500,000.  A copy of the SPA is attached as Exhibit 99.1 to this report and the terms and conditions of the SPA summarized above are qualified in their entirety by reference to such exhibit.

Item 7.01 Regulation FD

On April 1, 2019, the Registrant issued a press release announcing the completion of the previously announced sale of its Cooking Solutions Group to Middleby Marshall, Inc.  A copy of this press release is attached as Exhibit 99.2 to this report.

SECTION  9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits – The following exhibits are provided as part of the information furnished under Item 2.01 and Item 7.01 of this Current Report on Form 8-K.

Exhibit No.

Description

99.1

Stock Purchase Agreement dated February 27, 2019, by and among the Standex International Corporation, Middleby Marshall, Inc. and The Middleby Corporation

99.2

Press Release of Standex International Corporation dated April 1, 2019

FORWORD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Thomas DeByle

Thomas DeByle Chief Financial Officer

Date: April 2, 2019

Signing on behalf of the registrant and as principal financial officer